UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2007

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 23.1:	Consent of The Walton Group, LLC dated June 7, 2007.
EX. 99.2:	Financial Statements of Summit Amusement & Distributing, Ltd.
EX. 99.3:	Pro Forma Condensed Consolidated Financial Information of GameTech International, Inc.

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on March 29, 2007, by GameTech International, Inc. (the “Company”) for the sole purpose to include the financial information referred to in Items 9.01 (a) and (b) below relating to the Company’s acquisition on March 28, 2007 of substantially all of the assets of Summit Amusement & Distributing, Ltd. (“Summit”). Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Item 9.01 Financial Statements and Exhibits.

Item 9.01(a) Financial statements of businesses acquired.
Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.2, and incorporated herein by reference, are the required financial statements of Summit Amusement & Distributing, Ltd.

Item 9.01(b) Pro forma financial information.
Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial information was omitted from the disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.3, and incorporated herein by reference, are the required unaudited pro forma consolidated financial statements of the Company.

Item 9.01(d) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

By:	/s/ Jay Meilstrup
President and CEO

Dated: June 8, 2007

EXHIBIT INDEX

23.1	Consent of The Walton Group, LLC dated June 7, 2007.
99.2	Financial Statements of Summit Amusement & Distributing, Ltd.
99.3	Pro Forma Condensed Consolidated Financial Information of GameTech International, Inc.